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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 21, 2006
                Date of report (Date of earliest event reported)

                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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
                    CANADA                                     0-24216                                 98-0140269
(State or Other Jurisdiction of Incorporation)         (Commission File Number)           (I.R.S. Employer Identification Number)
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           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
             (Address of Principal Executive Offices)        (Postal Code)


                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On August 21, 2006, IMAX Corporation (the "Company") issued a press release announcing the appointment of Mr. Edward MacNeil, as Interim Chief Financial Officer. Mr. MacNeil has been part of the Company's finance team for 12 years, serving most recently in the capacity of Vice President, Finance, Tax and Special Projects. Mr. MacNeil holds a Bachelors Degree in Business Administration and is a Chartered Accountant. Prior to working at the Company, Mr. MacNeil worked with the accounting firm of Coopers and Lybrand (now PricewaterhouseCoopers LLP) for a period of seven years.

Mr. MacNeil succeeds Frank Joyce. Mr. Joyce, who had informed the Company several months ago of his desire to pursue other professional opportunities, has notified IMAX of his resignation to become Chief Financial Officer of another publicly-listed company.

A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EXHIBIT NO.       DESCRIPTION

 99.1             Press Release dated August 21, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            IMAX CORPORATION
                                            (Registrant)


Date:  August 21, 2006                      By:     "Richard L. Gelfond"
       ---------------------------               ------------------------------
                                            Name:   Richard L. Gelfond
                                            Title:  Co-Chairman and
                                                    Co-Chief Executive Officer

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